Summary Prospectus
1 February 2020, as revised 27 May 2020

Artisan Focus Fund
(formerly Artisan Thematic Fund)
Investor: ARTTX  |   Advisor: APDTX  |   Institutional: APHTX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1.800.344.1770 or by sending an e-mail request to artisanprospectus@dfsco.com. The Fund’s current prospectus and statement of additional information, both dated 1 February 2020, each as supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on 31 March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available online at http://hosted.rightprospectus.com/Artisan, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you invest directly with the Fund, by calling 800.344.1770 or by enrolling on Artisan Partners Funds’ website at www.artisanpartners.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.344.1770 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Artisan Partners Funds held in your account if you invest through your financial intermediary or all Artisan Partners Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The Fund seeks maximum long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.37	0.17	0.08 [1]
Acquired Fund Fees and Expenses[2]	0.02	0.02	0.02
Total Annual Fund Operating Expenses	1.39	1.19	1.10
Fee Waiver and Expense Reimbursement[3]	0.00	0.00	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.39	1.19	1.10
1 "Other Expenses" are based on estimated amounts for the current fiscal year.
2 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2019 for Investor Shares and Advisor Shares and are estimated for the current fiscal year for Institutional Shares and are indirect expenses the Fund incurred from the Fund's investment in various money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
3 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets of Investor Shares, 1.40% of the average daily net assets of Advisor Shares and 1.40% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2021.

Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$142	$440	$761	$1,669
Advisor	$121	$378	$654	$1,443
Institutional	$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 368.38% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment approach is based on thematic idea generation, a systematic framework for analyzing companies and proactive risk management. Utilizing this approach, the team seeks to construct a focused portfolio designed to maximize alpha while limiting downside risk over the long term.
■	Thematic Idea Generation—The team believes a key element in alpha generation is finding areas where the team’s views on industry fundamentals differ from consensus estimates. In this pursuit, the team seeks to identify inflections in multi-year trends which may be caused by changes in supply/demand dynamics, societal behavior, market conditions, technology, laws/regulations and business models, among other variables. The team believes these inflections are often misunderstood by market participants, and can lead to meaningful re-evaluations of industries and companies. Identifying themes helps the team develop a focused universe of companies to analyze more thoroughly. The team will also consider compelling idiosyncratic positions that are a good fit based on the team’s rigorous fundamental analysis.
■	Systematic Analytical Framework—The team applies a systematic framework for analyzing companies across sectors and themes, creating a repeatable and methodical decision-making process. The team’s proprietary company models focus on multi-year earnings power differentiation, expected outcome scenario analysis, return on invested capital and discounted cash flow valuations. Visual outputs are then produced through the firm's internally developed technology solutions, allowing the team to consistently evaluate positions across the portfolio.
■	Proactive Risk Management—The team incorporates risk management into all stages of its investment process. Metrics evaluated include crowding, correlation, volatility, stress tests, liquidity, factor analysis and macro drivers, all of which inform portfolio construction and position sizing. The team also uses various instruments, such as options, in an effort to magnify alpha and minimize downside.
The Fund invests in common stocks and other equity securities of companies across a broad capitalization range. There are no restrictions on the market capitalizations of the companies in which the Fund may invest. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry.
The Fund may invest up to 50% of its total assets at market value at the time of purchase in securities of non-US companies (including depositary receipts). The Fund’s investments in non-US securities may include investments in developed markets, as well as emerging and less developed markets. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund may invest in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names). The Fund may also, from time to time, invest in other private placements and restricted securities. The Fund may invest in exchange-traded funds (“ETFs”).
The Fund also uses derivatives, such as options. The Fund may use derivatives for any purpose consistent with its investment objective, including, without limitation, to improve expected risk-adjusted returns and to obtain economic exposure to certain issuers. The Fund may implement short positions, including through the use of derivative instruments, or through short sales of instruments that are eligible investments for the Fund and generally intends to use short positions to reduce exposure to certain risks and for hedging purposes. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions or otherwise use in a manner consistent with its investment guidelines. The Fund also may borrow money for investment purposes, including to purchase additional securities.
The Fund may invest in initial public offerings (“IPOs”) and real estate investment trusts (“REITs”). The Fund may also invest to a limited extent in debt securities (including securities rated below investment grade (below BBB- by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch

Summary Prospectus—Artisan Partners Funds

Ratings Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality), commonly known as “junk bonds,” and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity or duration.
As a result of the Fund's use of derivatives, the Fund may hold significant amounts of short-term investments, including cash and cash equivalents. The Fund may also maintain a significant portion of its total assets in cash from time to time in response to adverse market, economic, political or other conditions. In addition, cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund's cash position to be larger or smaller. If the Fund holds a significant portion of its assets in cash, its ability to meet its investment objective and/or the Fund's performance may be adversely affected.
Principal Risks
Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:
■	Market Risks—Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.
■	Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.
■	Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
■	Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
■	Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level that the team considers its intrinsic value.
■	Options Risk —An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (in the case of a “call option”) or sell (in the case of a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). Investments in options may also have the effect of creating leverage, in that they may expose the Fund to greater gains and losses than the amount of associated capital invested. Options held by the Fund may be more volatile than other types of assets. If a put or call option purchased by the Fund were to expire without being sold or exercised, its premium paid would represent a loss to the Fund. To the extent that the Fund writes or sells an option, it will be exposed to the risk that it may be required to buy or sell the underlying security at a disadvantageous price on or before the option’s expiration date. The Fund may face substantial losses in connection with any options that it writes.
■	High Portfolio Turnover Risks —The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with a less active trading strategy. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
■	Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
■	Emerging Markets Risks—Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries;

Summary Prospectus—Artisan Partners Funds

different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
■	Leverage Risk—Certain transactions, including, for example, the use of certain derivatives, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.
■	Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
■	Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
■	Private Placement and Restricted Securities Risk— In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.
■	Valuation Risk—The Fund’s investments are valued in accordance with Artisan Partners Funds’ valuation policies. The valuation of any investment involves inherent uncertainty. The value of a security determined in accordance with the valuation policies may differ materially from the value that could have been realized in an actual sale or transfer for a variety of reasons, including the timing of the transaction and liquidity in the market.
■	Participation Certificates Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
■	ETF Risk—ETFs generally expose their shareholders to the risks associated with the assets in which the ETF invests. Additionally, as exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. If the Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
■	REIT Risk—Investing in REITs may subject the Fund to certain risks associated with a REIT’s direct investment in real property and real-estate related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended and interest rate risk, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, and may be subject to defaults by borrowers and to self-liquidations.
■	Short Position Risk—The risk that an increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund.
■	Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security may fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.

Summary Prospectus—Artisan Partners Funds

■	Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
■	Impact of Actions by Other Shareholders—The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
■	Investing in IPOs Risks—When the Fund is small, IPOs may be a significant contributor to the Fund’s total return. But, as the Fund grows larger, the effect of IPOs on the Fund’s performance will generally decrease. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
■	Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Calendar Year by Year Total Returns (%)
Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest	13.23	(quarter ended 31 Mar 2019)
Lowest	-8.71	(quarter ended 31 Dec 2018)

Average Annual Total Returns1—(For Periods Ended 31 December 2019)
The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended 31 December 2019. The index information is intended to permit you to compare the Fund’s performance to market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2019 (%)
Investor	1-Year	Since Inception (24 Apr 2017)
Return before taxes	32.29	27.32
Return after taxes on distributions	30.38	24.17
Return after taxes on distributions and sale of Fund shares	19.12	20.03
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49	14.40
Advisor	1-Year	Since Inception (31 Jul 2018)
Return before taxes	32.65	17.67
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49	12.43
1 Because the Fund’s Institutional Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Advisor Shares. Institutional Shares and the Fund’s Investor Shares and Advisor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Institutional Shares will be different from the performance of Investor Shares and Advisor Shares because the Total Annual Fund Operating Expenses associated with each class will be different.
Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares and Advisor Shares is also available at www.artisanpartners.com.

Summary Prospectus—Artisan Partners Funds

Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Manager	Title	Length of Service
Christopher P. Smith	Managing Director and Portfolio Manager, Artisan Partners	Since March 2017 (inception)
Purchase and Sale of Fund Shares
Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 430 W. 7th Street, Suite 219322, Kansas City, MO 64105-1407. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus—Artisan Partners Funds